Exhibit 10.1

IRONCLAD ENCRYPTION CORPORATION

2017 EQUITY INCENTIVE PLAN

TABLE OF CONTENTS

Page

SECTION 1.

PURPOSE

1

SECTION 2.

DEFINITIONS

1

SECTION 3.

ADMINISTRATION

6

SECTION 4.

COMMON STOCK SUBJECT TO THE PLAN

7

SECTION 5.

ELIGIBILITY TO RECEIVE AWARDS

8

SECTION 6.

STOCK OPTIONS

8

SECTION 7.

STOCK APPRECIATION RIGHTS

11

SECTION 8.

RESTRICTED STOCK AWARDS

13

SECTION 9.

STOCK BONUS AWARDS

15

SECTION 10.

OTHER STOCK-BASED AWARDS

15

SECTION 11.

CANCELLATION OR RESCISSION OF AWARDS

16

SECTION 12.

LOANS

17

SECTION 13.

SECURITIES LAW REQUIREMENTS

17

SECTION 14.

RESTRICTIONS ON TRANSFER; REPRESENTATIONS OF PARTICIPANT; LEGENDS

17

SECTION 15.

SINGLE OR MULTIPLE AGREEMENTS

18

SECTION 16.

RIGHTS OF A STOCKHOLDER

18

SECTION 17.

NO RIGHT TO CONTINUE EMPLOYMENT OR SERVICE

19

SECTION 18.

WITHHOLDING

19

SECTION 19.

INDEMNIFICATION

19

SECTION 20.

NON-ASSIGNABILITY

19

SECTION 21.

NONUNIFORM DETERMINATIONS

20

SECTION 22.

ADJUSTMENTS

20

SECTION 23.

TERMINATION AND AMENDMENT

20

SECTION 24.

SEVERABILITY

20

SECTION 25.

EFFECT ON OTHER PLANS

21

SECTION 26.

EFFECTIVE DATE OF THE PLAN

21

SECTION 27.

GOVERNING LAW

21

SECTION 28.

GENDER AND NUMBER

21

SECTION 29.

ACCELERATION OF EXERCISABILITY AND VESTING

21

SECTION 30.

MODIFICATION OF AWARDS

21

SECTION 31.

NO STRICT CONSTRUCTION

22

SECTION 32.

SUCCESSORS

22

SECTION 33.

PLAN PROVISIONS CONTROL

22

SECTION 34.

HEADINGS

22

SECTION 35.

CHANGE IN CONTROL

22

SECTION 36.

COMPLIANCE WITH SECTION 409A OF THE CODE

22

-i-

IRONCLAD ENCRYPTION CORPORATION

2017 EQUITY INCENTIVE PLAN

Section 1.

Purpose.  The Ironclad Encryption Corporation 2017 Equity Incentive Plan (the “Plan”) has been established by Ironclad Encryption Corporation, a Nevada corporation (the “Company”), effective (subject to stockholder approval) as of January 6, 2017 (the “Effective Date”), to foster and promote the long-term financial success of the Company and its Subsidiaries and thereby increase stockholder value.  The Plan provides for the Award (as defined in Section 3) of equity incentives to those employees, directors, or officers of, or key advisers or consultants to, the Company or any of its Subsidiaries who are responsible for or contribute to the management, growth or success of the Company or any of its Subsidiaries.

Section 2.

Definitions.  For purposes of this Plan, the following terms used herein shall have the following meanings, unless a different meaning is clearly required by the context.

2.1

“Board” means the Board of Directors of the Company.

2.2

 “Change in Control” means the occurrence of any of the following:

(a)

the acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act)) (a “Person”) of “beneficial ownership” (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 50% or more of either (i) the then-outstanding shares of common stock of the Company, assuming conversion of any outstanding preferred stock (the “Outstanding Company Common Stock”) or (ii) the combined voting power of the then-outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); provided, however, that the following acquisitions shall not constitute a Change in Control:  (A) any acquisition directly from the Company (excluding an acquisition by virtue of the exercise of a conversion privilege), (B) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company, or (C) any acquisition by any corporation or other entity pursuant to a reorganization, merger, consolidation or other business combination, if, following such reorganization, merger, consolidation or other business combination, the conditions described in (i), (ii) and (iii) of Section 2.2(c) are satisfied;

(b)

if individuals who, as of the date hereof, constitute the Board of the Company (the “Incumbent Board”) cease for any reason to constitute at least two-thirds of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company’s stockholders, was approved by a two-thirds vote of the directors then constituting the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest subject to Regulation 14A promulgated under the Exchange Act or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board;

(c)

approval by the stockholders of the Company of a reorganization, merger, consolidation or other business combination, unless following such reorganization, merger, consolidation or other business combination (i) more than 50% of, respectively, the then-outstanding shares of common stock or other equity interests of the corporation or other entity resulting from such reorganization, merger, consolidation or other business combination and the combined voting power of the then-outstanding voting securities of such corporation or other entity entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such reorganization, merger, consolidation or other business combination in substantially the same proportions as their ownership, immediately prior to such reorganization, merger, consolidation or other business combination, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be (for purposes of determining whether such percentage test is satisfied, there shall be excluded from the number of shares or other equity interests and voting securities of the resulting corporation or other entity owned by the Company’s stockholders, but not from the total number of outstanding shares or other equity interests and voting securities of the resulting corporation or other entity, any shares or voting securities received by any such stockholder in respect of any consideration other than shares or other equity interests or voting securities of the Company); (ii) no Person (excluding the Company, any employee benefit plan (or related trust) of the Company, any qualified employee benefit plan of such corporation or other entity resulting from such reorganization, merger, consolidation or other business combination and any Person beneficially owning, immediately prior to such reorganization, merger, consolidation or other business combination, directly or indirectly, 50% or more of the Outstanding Company Common Stock or Outstanding Company Voting Securities, as the case may be) beneficially owns, directly or indirectly, 50% or more of, respectively, the then-outstanding shares of common stock or other equity interests of the corporation or other entity resulting from such reorganization, merger, consolidation or other business combination or the combined voting power of the then-outstanding voting securities of such corporation entitled to vote generally in the election of directors; and (iii) at least two-thirds of the members of the board of directors of the corporation or other entity resulting from such reorganization, merger, consolidation or other business combination were members of the Incumbent Board at the time of the execution of the initial agreement providing for such reorganization, merger, consolidation or other business combination; or

(d)

(i) approval by the stockholders of the Company of a complete liquidation or dissolution of the Company or (ii) the first to occur of (A) the sale or other disposition (in one transaction or a series of related transactions) of all or substantially all of the assets of the Company, or (B) the approval by the stockholders of the Company of any such sale or disposition, other than, in each case, any such sale or disposition to a corporation or other entity, with respect to which immediately thereafter, (1) more than 50% of, respectively, the then-outstanding shares of common stock or other equity interests of such corporation or other entity and the combined voting power of the then-outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such sale or other disposition in substantially the same proportion as their ownership, immediately prior to such sale or other disposition, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be (for purposes of determining whether such percentage test is satisfied, there shall be excluded from the number of shares or other equity interests and voting securities of the transferee corporation or other entity owned by the Company’s stockholders, but not from the total number of outstanding shares and voting securities of the transferee corporation or other entity, any shares or other equity interests or voting securities received by any such stockholder in respect of any consideration other than shares or voting securities of the Company), (2) no Person (excluding the Company and any employee benefit plan (or related trust) of the Company, any qualified employee benefit plan of such transferee corporation or other entity and any Person beneficially owning, immediately prior to such sale or other disposition, directly or indirectly, 50% or more of the Outstanding Company Common Stock or Outstanding Company Voting Securities, as the case may be) beneficially owns, directly or indirectly, 50% or more of, respectively, the then-outstanding shares of common stock or other equity interests of such transferee corporation or other entity and the combined voting power of the then-outstanding voting securities of such transferee corporation or other entity entitled to vote generally in the election of directors and (3) at least two-thirds of the members of the board of directors of such transferee corporation or other entity were members of the Incumbent Board at the time of the execution of the initial agreement or action of the board providing for such sale or other disposition of assets of the Company.

Notwithstanding anything to the contrary in the foregoing, a transaction shall not constitute a Change in Control if it is effected for the purpose of changing the place of incorporation or form of organization of the ultimate parent entity (including where the Company is succeeded by an issuer incorporated under the laws of another state, country or foreign government for such purpose and whether or not the Company remains in existence following such transaction) where all or substantially all of the persons or group that beneficially own all or substantially all of the combined voting power of the Company’s voting securities immediately prior to the transaction beneficially own all or substantially all of the combined voting power of the Company in substantially the same proportions of their ownership after the transaction.

2.3

“Code” means the Internal Revenue Code of 1986, as amended.

2.4

“Committee” shall have the meaning provided in Section 3 of the Plan.

2.5

“Common Stock” means the Class A common stock, $0.001 par value per share, of the Company.

2.6

“Continuous Service” means that the Participant’s service with the Company, any Parent Company or any Subsidiary, whether as an employee, officer, director, adviser or consultant, is not interrupted or terminated.  The Participant’s Continuous Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders service to the Company, any Parent Company or any Subsidiary as an employee, officer, consultant, adviser or director or a change in the entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant’s Continuous Service.  For example, a change in status from an employee of the Company to a consultant of any Parent Company or a Subsidiary or a director will not constitute an interruption of Continuous Service.  The Committee, in its sole discretion, may determine whether Continuous Service shall be considered interrupted in the case of any leave of absence approved by the Committee, including sick leave, military leave or any other personal leave; provided, however, that for purposes of determining whether a Stock Option is entitled to Incentive Stock Option status, a Participant’s Continuous Service shall be treated as terminated ninety (90) days after such Participant goes on leave, unless such Participant’s right to return to active work is guaranteed by law or by a contract..

2.7

“Disability” means (a) as it relates to the exercise of an Incentive Stock Option after termination of employment, a disability within the meaning of Section 22(e)(3) of the Code, and (b) for all other purposes, shall have the meaning given that term by the group disability insurance, if any, maintained by the Company for its employees or otherwise shall mean the complete inability of the Participant, [with or] without a reasonable accommodation, to perform his or her duties with the Company, any Parent Company or any Subsidiary on a full-time basis as a result of physical or mental illness or personal injury he or she has incurred, as determined by an independent physician selected with the approval of the Company, any Parent Company or any Subsidiary and the Participant. Notwithstanding the foregoing, in the event an Award issued under the Plan is subject to Section 409A of the Code, then, in lieu of the foregoing definition and solely to the extent necessary to comply with the distribution requirements of Section 409A of the Code, the definition of “Disability” for purposes of such Award shall be the definition of “disability” provided for under Section 409A of the Code and the regulations or other guidance issued thereunder

2.8

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

2.9

“Fair Market Value” means, (i) if the Common Stock is listed on the Nasdaq Stock Market, the last sale price as quoted on the Nasdaq Stock Market on the trading day for which the determination is being made or, in the event that no such sale takes place on such day, the average of the reported closing bid and asked prices on such day, or, (ii) if the Common Stock is listed on a national securities exchange, the last reported sale price on the principal national securities exchange on which the Common Stock is listed or admitted to trading on the trading day for which the determination is being made or, if no such reported sale takes place on such day, the average of the closing bid and asked prices on such day on the principal national securities exchange on which the Common Stock is listed or admitted to trading, or, (iii) if the Common Stock is not quoted on such Nasdaq Stock Market nor listed or admitted to trading on a national securities exchange, then, until such time as the Company completes a public offering of Common Stock pursuant to a registration statement filed with the Securities and Exchange Commission with gross proceeds of not less than $25 million, the volume weighted average closing price for the trading days within the 30 calendar day period (but in no event earlier than January 31, 2017) immediately preceding the date for which the determination is made and thereafter (or earlier if elected by the Committee in its sole discretion) the average of the closing bid and asked prices on the day immediately preceding the date for which the determination is being made in the over-the-counter market as reported by Nasdaq or, (iv) if bid and asked prices for the Common Stock on such day shall not have been reported through Nasdaq, the average of the bid and asked prices for such day as furnished by any New York Stock Exchange member firm regularly making a market in the Common Stock selected for such purpose by the Board or a committee thereof, or, (v) if none of the foregoing is applicable, then the fair market value of the Common Stock as determined in good faith by the Committee in its sole discretion.

2.10

“Immediate Family” shall have the meaning provided in Section 20 of the Plan.

2.11

“Incentive Stock Option” means a stock option granted under the Plan which is intended to be designated as an “incentive stock option” within the meaning of Section 422 of the Code.

2.12

“Non-Qualified Stock Option” means a stock option granted under the Plan which is not intended to be an Incentive Stock Option, including any stock option that provides (as of the time such option is granted) that it will not be treated as an Incentive Stock Option.

2.13

“Other Stock-Based Award” means Awards (other than Stock Options, Stock Appreciation Rights, Restricted Stock Awards, and Stock Bonus Awards) denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, shares of Common Stock and granted pursuant to Section 10.

2.14

“Outside Director” means a member of the Board who is not employed by the Company, any Parent Company or any Subsidiary.

2.15

“Parent Company” means: (i) as it relates to Incentive Stock Options, any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if, at the time of the granting of the Stock Option, each of the corporations other than the Company owns stock possessing 50% or more of the combined voting power of all classes of stock in one of the other corporations in the chain; and (ii) for all other purposes, any corporation (other than the Company) or other entity in an unbroken chain of corporations or other entities ending with the Company if, at the time of the granting of the Stock Option or other Award, each of the corporations or other entities other than the Company owns stock possessing 50% or more of the combined voting power of all classes of stock or other equity interests in one of the other corporations or other entities in the chain.

2.16

“Participant” shall mean any employee, director or officer of, or key adviser or consultant to, the Company, any Parent Company or any Subsidiary to whom an Award is granted under the Plan.

2.17

 “Restricted Stock Award” means an Award of Common Stock made pursuant to Section 8.

2.18

“Stock Appreciation Right” means an Award made pursuant to Section 7.

2.19

“Stock Bonus Award” means an Award made pursuant to Section 9.

2.20

“Stock Option” means any option to purchase Common Stock granted pursuant to Section 6.

2.21

“Subsidiary” means:  (i) as it relates to Incentive Stock Options, any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if,

at the time of the granting of the Stock Option, each of the corporations (other than the last corporation in the unbroken chain) owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain; and (ii) for all other purposes, a corporation or other entity of which not less than 50% of the total voting power is held by the Company or by a Subsidiary, whether or not such corporation or other entity now exists or is hereafter organized or acquired by the Company or by a Subsidiary .

2.22

“Term of the Plan” means the period beginning on the Effective Date and ending on the earlier to occur of (i) the date the Plan is terminated by the Board in accordance with Section 23 and (ii) the day before the tenth anniversary of the Effective Date.

Section 3.

Administration.  The Plan shall be administered by the Compensation Committee of the Board or such other committee as may be appointed by the Board from time to time for the purpose of administering this Plan, or if no such committee is appointed or acting, the entire Board; provided, however, that the Board, at its discretion or as otherwise necessary to comply with the requirements of Section 162(m), of the Code Rule 16b-3 promulgated under the Exchange Act or to the extent required under applicable law or regulation, and if the Plan is to be administered by a committee, then such committee shall consist of two or more members of the Board, each of whom shall each qualify as a “non-employee director” within the meaning of Rule 16b-3 of the Exchange Act and, if applicable, as an “independent director” under applicable national securities exchange or Nasdaq Stock Market rules, and also qualify as an “outside director” within the meaning of Section l62(m) of the Code and regulations pursuant thereto.  For purposes of the Plan, the Board acting in this capacity or the Compensation Committee described in the preceding sentence shall be referred to as the “Committee.”  The Committee shall have the power and authority to grant to eligible persons pursuant to the terms of the Plan:  (1) Stock Options, (2) Stock Appreciation Rights, (3) Restricted Stock Awards, (4) Stock Bonus Awards, (5) Other Stock-Based Awards, or (6) any combination of the foregoing (collectively referred to as “Awards”).

The Committee shall have authority in its discretion to interpret the provisions of the Plan and to decide all questions of fact arising in its application.  Except as otherwise expressly provided in the Plan, the Committee shall have authority to select the persons to whom Awards shall be made under the Plan; to determine whether and to what extent Awards shall be made under the Plan; to determine the types of Award to be made and the amount, size, terms and conditions of each such Award; to determine the time when the Awards shall be granted; to determine whether, to what extent and under what circumstances Common Stock and other amounts payable with respect to an Award under the Plan shall be deferred either automatically or at the election of the Participant; to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall from time to time deem advisable; and to make all other determinations necessary or advisable for the administration and interpretation of the Plan. The Committee, in its sole discretion, may determine that an Award will be immediately exercisable or vested, in whole or in part, or that all or any portion may not be exercised until a date, or dates, subsequent to its date of grant, or until the occurrence of one or more specified events, including the attainment of performance criteria, subject in any case to the terms of the Plan.  If the Committee imposes conditions upon exercise or vesting, then subsequent to the date of grant, the Committee may, in its sole discretion, accelerate the date on which all or any portion of the Award may be exercised or may vest. Notwithstanding anything in the Plan to the contrary, in the event that the Committee determines that it is advisable to grant Awards which shall not qualify for the exception for performance-based compensation from the tax deductibility limitations of Section 162(m) of the Code, the Committee may make such grants or Awards, or may amend the Plan to provide for such grants or Awards, without satisfying the requirements of Section 162(m) of the Code.

Notwithstanding anything in the Plan to the contrary, the Committee also shall have authority in its sole discretion to vary the terms of the Plan to the extent necessary to comply with foreign, federal, state or local law or to meet the objectives of the Plan.  The Committee may, where appropriate, establish one or more sub-plans for this purpose.

All decisions made by the Committee pursuant to the provisions of the Plan shall be final and binding on all persons who participate in the Plan.

All expenses and liabilities incurred by the Committee in the administration and interpretation of the Plan shall be borne by the Company.  The Committee may employ attorneys, consultants, accountants or other persons in connection with the administration and interpretation of the Plan.  The Company, and its officers and directors, shall be entitled to rely upon the advice, opinions or valuations of any such persons.

Section 4.

Common Stock Subject to the Plan.

4.1

Share Reserve.  Subject to the following provisions of this Section 4 and to such adjustment as may be made pursuant to Section 22, the maximum number of shares available for issuance under the Plan shall be equal to seventy million (70,000,000) shares of Common Stock. The maximum number of shares that may be issued upon the exercise of Incentive Stock Options granted under the Plan shall not exceed thirty-five (35,000,000) shares of Common Stock (as adjusted pursuant to Section 22).  During the terms of the Awards under the Plan, the Company shall keep available at all times the number of shares of Common Stock required to satisfy such Awards.

4.2

Source of Shares.  Such shares may consist in whole or in part of authorized and unissued shares or treasury shares or any combination thereof as the Committee may determine.  Except as otherwise provided herein, any shares subject to an option or right granted or awarded under the Plan which for any reason expires or is terminated unexercised, becomes unexercisable, or is forfeited or otherwise terminated, surrendered or cancelled as to any shares, or if any shares are not delivered because an Award under the Plan is settled in cash or the shares are used to satisfy the applicable tax withholding obligation or pay the exercise price of a Stock Option, such shares shall not be deemed to have been delivered for purposes of determining the maximum number of shares of Common Stock available for issuance under the Plan and shall again become eligible for issuance under the Plan.  If the exercise price of any Stock Option granted under the Plan is satisfied by tendering shares of Common Stock to the Company (whether by actual delivery or by attestation and whether or not such surrendered shares were acquired pursuant to any Award granted under the Plan), only the number of shares of Common Stock issued net of the shares of Common Stock tendered shall be deemed delivered for purposes of determining the maximum number of shares of Common Stock available for issuance under the Plan.  No Awards may be granted following the end of the Term of the Plan.

4.3

Code Section 162(m) Limitation.  The total number of shares of Common Stock for which Stock Options and Stock Appreciation Rights may be granted to any employee during any twelve-month period shall not exceed twelve million (12,000,000) shares in the aggregate (as adjusted pursuant to Section 22).  The total number of shares of Common Stock for which Restricted Stock Awards, Stock Bonus Awards and Other Stock-Based Awards that are intended to constitute “qualified performance-based compensation” under Section 162(m) of the Code may be granted to any employee during any twelve-month period shall not exceed twelve million (12,000,000) shares in the aggregate (as adjusted pursuant to Section 22).

Section 5.

Eligibility to Receive Awards.  An Award may be granted to any employee, director, or officer of, or key adviser or consultant to, the Company, Parent Company  or any Subsidiary, who is responsible for or contributes to the management, growth or success of the Company, Parent Company or any Subsidiary, provided that bona fide services shall be rendered by consultants or advisers to the Company, Parent Company or its Subsidiaries and, unless otherwise approved by the Committee, such services must not be in connection with the offer and sale of securities in a capital-raising transaction and must not directly or indirectly promote or maintain a market for the Company’s securities.  Subject to the preceding sentence and Section 6.7, the Committee shall have the sole authority to select the persons to whom an Award is to be granted hereunder and to determine what type of Award is to be granted to each such person.  No person shall have any right to participate in the Plan.  Any person selected by the Committee for participation during any one period will not by virtue of such participation have the right to be selected as a Participant for any other period.

Section 6.

Stock Options.  A Stock Option may be an Incentive Stock Option or a Non-Qualified Stock Option.  Only employees of the Company or a Subsidiary are eligible to receive Incentive Stock Options.  To the extent that any Stock Option does not qualify as an Incentive Stock Option, it shall constitute a separate Non-Qualified Stock Option.  Stock Options may be granted alone or in addition to other Awards granted under the Plan.  Except as otherwise expressly provided in Section 6.7, the terms and conditions of each Stock Option granted under the Plan shall be specified by the Committee, in its sole discretion, and shall be set forth in a written Stock Option agreement between the Company and the Participant in such form as the Committee shall approve from time to time or as may be reasonably required in view of the terms and conditions approved by the Committee from time to time.  No person shall have any rights under any Stock Option granted under the Plan unless and until the Company and the person to whom such Stock Option shall have been granted shall have executed and delivered an agreement expressly granting the Stock Option to such person and containing provisions setting forth the terms and conditions of the Stock Option.  The terms and conditions of each Incentive Stock Option shall be such that each Incentive Stock Option issued hereunder shall constitute and shall be treated as an “incentive stock option” as defined in Section 422 of the Code.  The terms and conditions of each Non-Qualified Stock Option will be such that each Non-Qualified Stock Option issued hereunder shall not constitute nor be treated as an “incentive stock option” as defined in Section 422 of the Code or an option described in Section 423(b) of the Code and will be a “non-qualified stock option” for federal income tax purposes.  The terms and conditions of any Stock Option granted hereunder need not be identical to those of any other Stock Option granted hereunder.  The Stock Option agreements shall contain in substance the following terms and conditions and may contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem desirable.

6.1

Type of Option.  Each Stock Option agreement shall identify the Stock Option represented thereby as an Incentive Stock Option or a Non-Qualified Stock Option, as the case may be.

6.2

Option Price.  The Incentive Stock Option exercise price shall be fixed by the Committee but shall in no event be less than 100% (or 110% in the case of an employee referred to in Section 6.6(ii) below) of the Fair Market Value of the shares of Common Stock subject to the Incentive Stock Option on the date the Incentive Stock Option is granted.  The Non-Qualified Stock Option exercise price shall be fixed by the Committee but shall in no event be less than 100% of the Fair Market Value of the shares of Common Stock subject to the Non-Qualified Stock Option at the time the Stock Option is granted.

6.3

Exercise Term.  Each Stock Option agreement shall state the period or periods of time within which the Stock Option may be exercised, in whole or in part, which shall be such period or periods of time as may be determined by the Committee, provided that no Stock Option shall be exercisable after ten years from the date of grant thereof (or, in the case of an Incentive Stock Option granted to an employee referred to in Section 6.6(ii) below, such term shall in no event exceed five years from the date on which such Incentive Stock Option is granted).  The Committee shall have the power to permit an acceleration of previously established exercise upon such circumstances and subject to such terms and conditions as the Committee deems appropriate.

6.4

Payment for Shares.  A Stock Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Stock Option agreement by the Participant entitled to exercise the Stock Option and full payment for the shares of Common Stock with respect to which the Stock Option is exercised has been received by the Company.  The Committee, in its sole discretion, may permit the exercise price for any Stock Option to be paid by (i) cash, certified or cashier’s check, bank draft, money order, wire transfer payable to the order of the Company, free from all collection charges; (ii) delivery of shares of Common Stock already owned by the Participant and having a Fair Market Value equal to the aggregate exercise price, or by a combination of cash and shares of Common Stock, in each case to the extent permitted by applicable law and not in violation of any instrument or agreement to which the Company is a party and, unless approved by the Committee, not resulting in a charge to the Company’s reported earnings; or (iii) delivery (including by facsimile or by electronic mail) to the Company or its designated agent of an executed irrevocable option exercise form together with irrevocable instructions from the Participant to a broker or dealer, reasonably acceptable to the Company, to sell certain of the shares of Common Stock purchased upon exercise of the Stock Option or to pledge such shares as collateral for a loan and promptly deliver to the Company the amount of sale or loan proceeds necessary to pay such purchase price and any tax withholding obligations that may arise in connection with such exercise (otherwise known as a “cashless exercise”).  No shares of Common Stock shall be issued to any Participant upon exercise of a Stock Option until the Company receives full payment therefor as described above.  Upon the receipt of notice of exercise and full payment for the shares of Common Stock, the shares of Common Stock shall be deemed to have been issued and the Participant shall be entitled to receive such shares of Common Stock and shall be a stockholder with respect to such shares, and the shares of Common Stock shall be considered fully paid and nonassessable.  No adjustment will be made for a dividend or other right for which the record date is prior to the date on which the Common Stock is issued, except as provided in Section 22 of the Plan.  Each exercise of a Stock Option shall reduce, by an equal number, the total number of shares of Common Stock that may thereafter be purchased under such Stock Option.

6.5

Rights upon Termination of Continuous Service.  Subject to the terms of any agreement relating to a Stock Option granted under the Plan, in the event that a Participant’s Continuous Service terminates for any reason, other than for death, Disability, any rights of the Participant under any Stock Option shall immediately terminate; provided, however, that the Participant (or any successor or legal representative) shall have the right to exercise the Stock Option to the extent that the Stock Option was exercisable at the time of termination, until the earlier of (i) the date that is six months after the effective date of such termination of Continuous Service, or such other date as determined by the Committee in its sole discretion, or (ii) the expiration of the term of the Stock Option.

Notwithstanding the foregoing, the Participant (or any successor or legal representative) shall not have any rights under any Stock Option to the extent that such Stock Option has not previously been exercised, and the Company shall not be obligated to sell or deliver shares of Common Stock (or have any other obligation or liability) under such Stock Option if the Committee shall determine in its sole discretion that the Participant’s Continuous Service shall have been terminated for “Cause” (as such term is defined in the Participant’s Stock Option agreement or employment agreement, if any), which determination shall be made in good faith.  If there is a conflict between the definition of Cause as defined in the Participant’s Stock Option agreement and as defined in the Participant’s employment agreement, if any, the most restrictive definition of Cause shall apply unless the employment agreement expressly provides otherwise.  In the event of such determination, the Participant (or any successor or legal representative) shall have no right under any Stock Option, to the extent that such Stock Option has not previously been exercised, to purchase any shares of Common Stock.  Any Stock Option may be terminated entirely by the Committee at the time or at any time subsequent to a determination by the Committee under this Section 6.5 which has the effect of eliminating the Company’s obligation to sell or deliver shares of Common Stock under such Stock Option.

In the event that a Participant’s Continuous Service terminates because such Participant dies or suffers a Disability prior to the expiration of the Stock Option and without the Participant’s having fully exercised the Stock Option, the Participant or his or her successor or legal representative shall be fully vested in the Stock Option and shall have the right to exercise the Stock Option within the next 12 months following such event, or such other period as determined by the Committee in its sole discretion, but not later than the expiration of the term of the Stock Option.

6.6

Special Incentive Stock Option Rules.  Notwithstanding the foregoing, in the case of an Incentive Stock Option, each Stock Option agreement shall contain such other terms, conditions and provisions as the Committee determines necessary or desirable in order to qualify such Stock Option as an Incentive Stock Option under the Code including, without limitation, the following:

(i)

To the extent that the aggregate Fair Market Value (determined as of the time the Stock Option is granted) of the Common Stock, with respect to which Incentive Stock Options granted under this Plan (and all other plans of the Company, any Parent Company and any Subsidiary) become exercisable for the first time by any person in any calendar year, exceeds $100,000, such Stock Options shall be treated as Non-Qualified Stock Options.

(ii)

No Incentive Stock Option shall be granted to any employee if, at the time the Incentive Stock Option is granted, the employee (by reason of the attribution rules applicable under Section 424(d) of the Code) owns more than 10% of the combined voting power of all classes of stock of the Company or any Parent Company or Subsidiary unless at the time such Incentive Stock Option is granted the Stock Option exercise price is at least 110% of the Fair Market Value (determined as of the time the Incentive Stock Option is granted) of the shares of Common Stock subject to the Incentive Stock Option and such Incentive Stock Option by its terms is not exercisable after the expiration of five years from the date of grant.

If an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, such Stock Option shall thereafter be treated as a Non-Qualified Stock Option.

6.7

Conversion of Director Fees.  The Board may, at its sole discretion, permit an Outside Director to receive all or a portion of his or her annual retainer fee, any fees for attending meetings of the Board or committees thereof, committee chairmanship fees or any other fees payable to an Outside Director in the form of a Stock Option.  The terms and conditions of such Stock Option, Restricted Stock Award or Other Stock-Based Award, including (without limitation) the method for converting the annual retainer fee or any other fee payable to an Outside Director into a Stock Option, Restricted Stock Award or Other Stock-Based Award, the date of grant, the vesting schedule, if any, and the time period for an Outside Director to elect such a Stock Option, Restricted Stock Award or Other Stock-Based Award shall be determined solely by the Board.  The Board’s decision shall be final, binding and conclusive.

Section 7.

Stock Appreciation Rights.  Stock Appreciation Rights entitle Participants to increases in the Fair Market Value of shares of Common Stock.  The terms and conditions of each Stock Appreciation Right granted under the Plan shall be specified by the Committee, in its sole discretion, and shall be set forth in a written agreement between the Company and the Participant in such form as the Committee shall approve from time to time or as may be reasonably required in view of the terms and conditions approved by the Committee from time to time. The agreements shall contain in substance the following terms and conditions and may contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem desirable.

7.1

Award.  Stock Appreciation Rights shall entitle the Participant, subject to such terms and conditions determined by the Committee, to receive upon exercise thereof an Award equal to all or a portion of the excess of:  (i) the Fair Market Value of a specified number of shares of Common Stock at the time of exercise over (ii) a specified price which shall not be less than 100% of the Fair Market Value of the Common Stock at the time the right is granted.  Such amount may be paid by the Company in cash, Common Stock (valued at its then Fair Market Value) or any combination thereof, as the Committee may determine.  In the event of the exercise of a Stock Appreciation Right that is fully or partially settled in shares of Common Stock, the number of shares reserved for issuance under this Plan shall be reduced by the number of shares issued upon exercise of the Stock Appreciation Right.

7.2

Term.  Each agreement shall state the period or periods of time within which the Stock Appreciation Right may be exercised, in whole or in part, subject to such terms and conditions prescribed for such purpose by the Committee, provided that no Stock Appreciation Right shall be exercisable after ten years from the date of grant thereof. The Committee shall have the power to permit an acceleration of previously established exercise terms upon such circumstances and subject to such terms and conditions as the Committee deems appropriate.

7.3

Rights upon Termination of Continuous Service. In the event that a Participant’s Continuous Service terminates for any reason, other than death or Disability, any rights of the Participant under any Stock Appreciation Right shall immediately terminate; provided, however, the Participant (or any successor or legal representative) shall have the right to exercise the Stock Appreciation Right to the extent that the Stock Appreciation Right was exercisable at the time of termination, until the earlier of (i) the date that is three months after the effective date of such termination of Continuous Service, or such other date as determined by the Committee in its sole discretion, or (ii) the expiration of the term of the Stock Appreciation Right.

Notwithstanding the foregoing, the Participant (or any successor or legal representative) shall not have any rights under any Stock Appreciation Right, to the extent that such Stock Appreciation Right has not previously been exercised, and the Company shall not be obligated to pay or deliver any cash, Common Stock or any combination thereof (or have any other obligation or liability) under such Stock Appreciation Right if the Committee shall determine in its sole discretion that the Participant’s Continuous Service shall have been terminated for “Cause” (as such term is defined in the Participant’s Stock Appreciation Right agreement or employment agreement, if any), which determination shall be made in good faith.  If there is a conflict between the definition of Cause as defined in the Participant’s Stock Appreciation Right agreement and as defined in the Participant’s employment agreement, if any, the most restrictive definition of Cause shall apply unless the employment agreement expressly provides otherwise.  In the event of such determination, the Participant (or any successor or legal representative) shall have no right under such Stock Appreciation Right, to the extent that such Stock Appreciation Right has not previously been exercised.  Any Stock Appreciation Right may be terminated entirely by the Committee at the time of or at any time subsequent to the determination by the Committee under this Section 7.3 which has the effect of eliminating the Company’s obligations under such Stock Appreciation Right.

In the event that a Participant’s Continuous Service terminates because such Participant dies or suffers a Disability prior to the expiration of his or her Stock Appreciation Right and without having fully exercised his or her Stock Appreciation Right, the Participant or his or her successor or legal representative shall be fully vested in the Stock Appreciation Right and shall have the right to exercise any Stock Appreciation Right within the next 12 months following such event, or such other period as determined by the Committee in its sole discretion, but not later than the expiration of the Stock Appreciation Right.

Section 8.

Restricted Stock Awards.  Restricted Stock Awards shall consist of shares of Common Stock restricted against transfer (“Restricted Stock”) and subject to a substantial risk of forfeiture.  The Committee may, in its sole discretion, grant Restricted Stock at no cost to a Participant or it may establish a cost (the “Purchase Price”), which may be less than or equal to the Fair Market Value of a share of Common Stock on the date of grant, for each share of Restricted Stock granted to a Participant.  The terms and conditions of each Restricted Stock Award granted under the Plan shall be specified by the Committee, in its sole discretion, and shall be set forth in a written agreement between the Company and the Participant in such form as the Committee shall approve from time to time or as may be reasonably required in view of the terms and conditions approved by the Committee from time to time.  The agreements shall contain in substance the following terms and conditions and may contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem desirable.

8.1

Vesting Period.  Restricted Stock Awards shall be subject to the restrictions described in the preceding paragraph over such vesting period as the Committee determines.  To the extent the Committee deems necessary or appropriate to structure the Restricted Stock Awards to constitute “qualified performance-based compensation” under Section 162(m) of the Code, Restricted Stock Awards to any Participant may also be subject to certain conditions with respect to attainment of one or more pre-established performance objectives which shall relate to corporate, subsidiary, division, group or unit performance in terms of growth in gross revenue, earnings per share or ratios of earnings to equity or assets, net profits, stock price, market share, sales or costs.  In order to take into account unforeseen events or changes in circumstances, the Committee may provide that one or more objectively determinable adjustments shall be made to the performance objectives.

8.2

Restriction upon Transfer.  Shares awarded, and the right to vote such shares and to receive dividends thereon, may not be sold, assigned, transferred, exchanged, pledged, hypothecated or otherwise encumbered, except as herein provided or as provided in any agreement entered into between the Company and a Participant in connection with the Plan, during the vesting period applicable to such shares. Notwithstanding the foregoing, and except as otherwise provided in the Plan, the Participant shall have all the other rights of a stockholder including, but not limited to, the right to receive dividends and the right to vote such shares, until such time as the Participant disposes of the shares or forfeits the shares pursuant to the agreement relating to the Restricted Stock Award.

8.3

Certificates.  Any stock certificate issued in respect of shares awarded to a Participant shall be registered in the name of the Participant and deposited with the Company, or its designee, and shall bear the following legend:

“THE SHARES OF STOCK REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE TERMS AND CONDITIONS (INCLUDING FORFEITURE PROVISIONS AND RESTRICTIONS AGAINST TRANSFER) CONTAINED IN THE IRONCLAD ENCRYPTION CORPORATION 2017 EQUITY INCENTIVE PLAN AND A RESTRICTED STOCK AWARD AGREEMENT ENTERED INTO BETWEEN THE REGISTERED

OWNER AND IRONCLAD ENCRYPTION CORPORATION  RELEASE FROM SUCH TERMS AND CONDITIONS SHALL BE OBTAINED ONLY IN ACCORDANCE WITH THE PROVISIONS OF THE PLAN AND AGREEMENT, A COPY OF EACH OF WHICH IS ON FILE IN THE OFFICE OF THE SECRETARY OF IRONCLAD ENCRYPTION CORPORATION”

Each Participant, as a condition of any Restricted Stock Award, shall have delivered a stock power, endorsed in blank, relating to the Common Stock covered by such Award.

8.4

Termination of Continuous Service.  Except as otherwise provided in the written agreement relating to the Participant’s Restricted Stock Award, in the event that a Participant’s Continuous Service terminates for any reason, other than death or Disability, any rights of the Participant or his or her successors or legal representatives under any Restricted Stock Award that remains subject to restrictions shall immediately terminate and any Restricted Stock Award with unlapsed restrictions shall be forfeited to the Company without payment of any consideration; provided that, if a Participant paid a Purchase Price in connection with the grant of a share of Restricted Stock, upon forfeiture of such a share of Restricted Stock the Company shall pay to the Participant, as soon as reasonably practicable following such forfeiture, the lesser of (i) the Purchase Price or (ii) the Fair Market Value of a share of Common Stock on the date of forfeiture.

Unless the written agreement between the Participant and the Company relating to the Restricted Stock Award provides otherwise, in the event that a Participant’s Continuous Service terminates because such Participant dies or suffers a Disability, all remaining shares of a Restricted Stock Award shall no longer be subject to any unlapsed restrictions.

Section 9.

Stock Bonus Awards.  Stock Bonus Awards shall consist of Awards of [fully vested] shares of Common Stock.

The terms and conditions of each Stock Bonus Award granted under the Plan shall be specified by the Committee, in its sole discretion, and shall be set forth in a written agreement between the Company and the Participant in such form as the Committee shall approve from time to time or as may be reasonably required in view of the terms and conditions approved by the Committee from time to time.  Shares of Common Stock subject to a Stock Bonus Award may be:  (i) subject to additional restrictions (including, without limitation, restrictions on transfer) or (ii) granted directly to a person free of any restrictions, not inconsistent with the terms of the Plan, as the Committee shall deem desirable.

Section 10.

Other Stock-Based Awards.  Other Stock-Based Awards may be awarded, subject to limitations under applicable law and this Plan, that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, shares of Common Stock, as deemed by the Committee to be consistent with the purposes of the Plan, including, without limitation, restricted stock units, purchase rights, convertible or exchangeable debentures, dividend equivalent rights or other rights convertible into shares of Common Stock and Awards valued by reference to the value of securities of or the performance of specified Subsidiaries.  Other Stock-Based Awards may be awarded either alone or in addition to or in tandem with any other Awards under the Plan or any other plan of the Company.  The terms and conditions of each Other Stock-Based Award granted under the Plan shall be specified by the Committee, in its sole discretion, and shall be set forth in a written agreement between the Company and the Participant in such form as the Committee shall approve from time to time or as may be reasonably required in view of the terms and conditions approved by the Committee from time to time.  Each Other Stock-Based Award granted under this Plan must satisfy the requirements of, or be exempt from, Section 409A of the Code.

To the extent the Committee deems necessary or appropriate to structure the Stock-Based Awards to constitute “qualified performance-based compensation” under Section 162(m) of the Code, Other Stock-Based Awards to any Participant may also be subject to certain conditions with respect to attainment of one or more pre-established performance objectives which shall relate to corporate, subsidiary, division, group or unit performance in terms of growth in gross revenue, earnings per share or ratio of earnings to equity or assets, net profits, stock price, market share, sales or costs.  In order to take into account unforeseen events or changes in circumstances, the Committee may provide that one or more objectively determinable adjustments shall be made to the performance objectives.

Section 11.

Cancellation or Rescission of Awards.

(a)

Unless the agreement evidencing an Award specifies otherwise, the Committee may cancel, rescind, suspend, withhold or otherwise limit or restrict any unexpired, unpaid, or deferred Awards at any time if the Participant is not in compliance with all applicable provisions of the applicable Award agreement and the Plan, or if the Participant engages in any “Detrimental Activity.”

For purposes of this Section 11, “Detrimental Activity” shall include:

(i)

the rendering of services for any organization or engaging directly or indirectly in any business which is or becomes competitive with the Company, any Parent Company or any Subsidiary or the willful or intentional breach of any agreement between the Company, a Parent Company or a Subsidiary and the Participant regarding noncompetition with the Company, such Parent Company or such Subsidiary (or the finding by a court or other tribunal that any such agreement regarding noncompetition is unenforceable);

(ii)

the willful or intentional breach of any agreement or policy of the Company, any Parent Company or a Subsidiary regarding the protection and disclosure of the confidential information of the Company, any Parent Company or any Subsidiary;

(iii)

the willful or intentional breach of the provisions of any agreement between the Company, any Parent Company or a Subsidiary and the Participant regarding the protection, declaration or assignment of inventions or the protection, declaration or assignment of copyrights;

(iv)

the willful or intentional breach of the provisions of any agreement between the Company, a Parent Company or a Subsidiary and the Participant prohibiting the Participant from directly or indirectly (i) inducing or attempting to induce any employee of the Company, a Parent Company or a Subsidiary to quit employment with the Company, a Parent Company or a Subsidiary; (ii) otherwise interfering with or disrupting the Company’s, a Parent Company’s or a Subsidiary’s relationship with its employees, customers or suppliers; (iii) identifying employees of the Company, a Parent Company or a Subsidiary for any future employer of the Participant; (iv) soliciting, enticing or hiring away any employee of the Company, a Parent Company or a Subsidiary; or (v) hiring or engaging any employee of the Company, a Parent Company or a Subsidiary or any former employee of the Company, a Parent Company or a Subsidiary whose employment with the Company, a Parent Company or a Subsidiary ceased less than one year before the date of such hiring or engagement (or the finding by a court or other tribunal that any such agreement regarding such matters is unenforceable); or

(v)

any activity that may result in termination of the Participant's employment for “Cause” as defined in the Participant’s Award Agreement or an employment agreement between the Company, a Parent Company or a Subsidiary and the Participant.

(b)

Upon exercise, payment or delivery pursuant to an Award, the Participant shall certify in a manner acceptable to the Committee that he or she is in compliance with the terms and conditions of the Plan.  In the event a Participant fails to comply with any applicable provision of the applicable Award agreement and the Plan, or engages in Detrimental Activity, prior to, or during the two years after, any exercise, payment or delivery pursuant to an Award, such exercise, payment or delivery may be rescinded within two years thereafter.  In the event of any such rescission, the Participant shall pay to the Company the amount of any gain realized or payment received as a result of the rescinded exercise, payment or delivery, in such manner and on such terms and conditions as may be required, and the Company shall be entitled to set-off against the amount of any such gain any amount owed to the Participant by the Company, any Parent Company or any Subsidiary.

Section 12.

Loans.  The Committee may, in its sole discretion and to further the purpose of the Plan, provide for loans to persons in connection with all or any part of an Award under the Plan; provided that no Participant who is a non-employee member of the Board or an “executive officer” of the Company within the meaning of Section 13(k) of the Exchange Act shall be issued a loan or an extension of credit arranged by the Company in violation of Section 13(k) of the Exchange Act.  Any loan made pursuant to this Section 12 shall be evidenced by a loan agreement, promissory note or other instrument in such form and which shall contain such terms and conditions (including without limitation, provisions for interest, payment, schedules, collateral, forgiveness, acceleration of such loans or parts thereof or acceleration in the event of termination) as the Committee shall prescribe from time to time.  Notwithstanding the foregoing, each loan shall comply with all applicable laws, regulations and rules of the Board of Governors of the Federal Reserve System and any other governmental agency having jurisdiction.

Section 13.

Securities Law Requirements.  No shares of Common Stock shall be issued upon the exercise or payment of any Award unless and until:

(i)

The shares of Common Stock underlying the Award have been registered under the Securities Act of 1933, as amended (the “Act”), or the Company has determined that an exemption from the registration requirements under the Act is available or the registration requirements of the Act do not apply to such exercise or payment;

(ii)

The Company has determined that all applicable listing requirements of any stock exchange or quotation system on which the shares of Common Stock are listed have been satisfied; and

(iii)

The Company has determined that any other applicable provision of state or Federal law, including without limitation applicable state securities laws, has been satisfied.

Section 14.

Restrictions on Transfer; Representations of Participant; Legends.  Regardless of whether the offering and sale of shares of Common Stock has been registered under the Act or has been registered or qualified under the securities laws of any state, the Company may impose restrictions upon the sale, pledge, or other transfer of such shares, including the placement of appropriate legends on stock certificates, if, in the judgment of the Company and its counsel, such restrictions are necessary or desirable in order to achieve compliance with the provisions of the Act, the securities laws of any state, or any other law.  As a condition to the Participant’s receipt of shares, the Company may require the Participant to represent that such shares are being acquired for investment, and not with a view to the sale or distribution thereof, except in compliance with the Act, and to make such other representations as are deemed necessary or appropriate by the Company and its counsel.

The Company may, but shall not be obligated to, register or qualify the sale of shares under the Act or other applicable law.  In the event of a public offering of Common Stock or any other securities of the Company, it may be necessary for the Company to restrict for a period of time (during or following the offering process) the transfer of shares of Common Stock issued to a Participant under the Plan (including any securities issued with respect to such shares in accordance with Section 22 of the Plan).

Section 15.

Single or Multiple Agreements.  Multiple forms of Awards or combinations thereof may be evidenced by a single agreement or multiple agreements, as determined by the Committee.

Section 16.

Rights of a Stockholder.  The recipient of any Award under the Plan, unless otherwise expressly provided by the Plan, shall have no rights as a stockholder with respect thereto unless and until shares of Common Stock are issued to him.

Section 17.

No Right to Continue Employment or Service.  Nothing in the Plan or any instrument executed or Award granted pursuant thereto shall confer upon any Participant any right to continue to serve the Company, Parent Company or any Subsidiary in the capacity in effect at the time the Award was granted or shall affect the right of the Company, Parent Company or any Subsidiary to terminate (i) the employment of an employee with or without notice and with or without cause, (ii) the service of a consultant or adviser pursuant to the terms of such consultant’s or adviser’s agreement with the Company, Parent Company or any Subsidiary, if any or (iii) the service of a director pursuant to the Bylaws of the Company, Parent

Company or any Subsidiary and any applicable provisions of the corporate law of the state in which the Company, Parent Company or any Subsidiary is incorporated, as the case may be.

Section 18.

Withholding.  The Company’s obligations hereunder in connection with any Award shall be subject to applicable foreign, federal, state and local withholding tax requirements.  Foreign, federal, state and local withholding tax due under the terms of the Plan may be paid in cash or shares of Common Stock (either through the surrender of already-owned shares of Common Stock that the Participant has held for the period required to avoid a charge to the Company’s reported earnings or the withholding of shares of Common Stock otherwise issuable upon the exercise or payment of such Award) having a Fair Market Value equal to the required withholding and upon such other terms and conditions as the Committee shall determine; provided, however, the Committee, in its sole discretion, may require that such taxes be paid in cash; and provided, further, any election by a Participant subject to Section 16(b) of the Exchange Act to pay his or her withholding tax in shares of Common Stock shall be subject to and must comply with Rule 16b-3 of the Exchange Act.

Section 19.

Indemnification.  No member of the Board or the Committee, nor any officer or employee of the Company or Parent Company or Subsidiary acting on behalf of the Board or the Committee, shall be personally liable for any action, determination or interpretation taken or made in good faith with respect to the Plan, and all members of the Board or the Committee and each and any officer or employee of the Company or any Parent Company or any Subsidiary acting on their behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, determination or interpretation.

Section 20.

Non-Assignability.  No right or benefit hereunder shall in any manner be subject to the debts, contracts, liabilities or torts of the person entitled to such right or benefit.  No Award under the Plan shall be assignable or transferable by the Participant except by will, by the laws of descent and distribution and by such other means as the Committee may approve from time to time, and all Awards shall be exercisable, during the Participant’s lifetime, only by the Participant.

However, the Participant, with the approval of the Committee, may transfer an Award other than an Incentive Stock Option for no consideration to or for the benefit of the Participant’s Immediate Family (including, without limitation, to a trust for the benefit of the Participant’s Immediate Family or to a partnership or limited liability company for one or more members of the Participant’s Immediate Family), subject to such limits as the Committee may establish, and the transferee shall remain subject to all the terms and conditions applicable to the Award prior to such transfer.  The foregoing right to transfer Award shall apply to the right to consent to amendments to the Award agreement and, in the discretion of the Committee, shall also apply to the right to transfer ancillary rights associated with the Award.  The term “Immediate Family” shall mean the Participant’s spouse, parents, children, stepchildren, adoptive relationships, sisters, brothers and grandchildren (and, for this purpose, shall also include the Participant).

At the request of the Participant and subject to the approval of the Committee, Common Stock issued under an Award may be issued or transferred into the name of the Participant and his or her spouse jointly with rights of survivorship.

Except as set forth above or in a Stock Option agreement, any attempted assignment, sale, transfer, pledge, mortgage, encumbrance, hypothecation, or other disposition of an Award under the Plan contrary to the provisions hereof, or the levy of any execution, attachment, or similar process upon an Award under the Plan shall be null and void and without effect.

Section 21.

Nonuniform Determinations.  The Committee’s determinations under the Plan (including without limitation determinations of the persons to receive Awards, the form, amount and timing of such Awards, the terms and provisions of such Awards and the agreements evidencing same, and the establishment of values and performance targets) need not be uniform and may be made by it selectively among persons who receive, or are eligible to receive, Awards under the Plan, whether or not such persons are similarly situated.

Section 22.

Adjustments.  In the event of any change in the outstanding shares of Common Stock, without the receipt of consideration by the Company, by reason of a stock dividend, stock split, reverse stock split or distribution (other than a regular dividend), recapitalization, merger, reorganization, reclassification, consolidation, split-up, spin-off, combination of shares, exchange of shares or other change in corporate structure affecting the Common Stock and not involving the receipt of consideration by the Company, the Committee shall make appropriate adjustments in (a) the aggregate number of and kind of shares of Common Stock (i) available for issuance under the Plan, (ii) for which grants or Awards may be made to any Participant or to any group of Participants (e.g., Outside Directors), (iii) which are available for issuance under Incentive Stock Options, (iv) covered by outstanding unexercised Awards and grants denominated in shares or units of Common Stock, and (v) underlying Stock Options granted pursuant to Section 6.7, (vi) the Code Section 162(m) limitations; (b) the exercise or other applicable price related to outstanding Awards or grants and (c) the appropriate Fair Market Value and other price determinations relevant to outstanding Awards or grants and shall make such other adjustments as may be appropriate under the circumstances; provided, that the number of shares subject to any Award or grant always shall be a whole number.

Section 23.

Termination and Amendment.  The Board may terminate or amend the Plan or any portion thereof at any time and the Committee may amend the Plan to the extent provided in Section 3, without approval of the stockholders of the Company, unless stockholder approval is required by Rule 16b-3 of the Exchange Act, applicable stock exchange or NASDAQ or other quotation system rules, applicable Code provisions, or other applicable laws or regulations.  No amendment, termination or modification of the Plan shall affect any Award theretofore granted in any material adverse way without the consent of the recipient.

Section 24.

Severability.  If any of the terms or provisions of this Plan, or Awards made under this Plan, conflict with the requirements of Section 162(m) or Section 422 of the Code with respect to Awards subject to or governed by Section 162(m) or Section 422 of the Code, then such terms or provisions shall be deemed inoperative to the extent they so conflict with the requirements of Section 162(m) or Section 422 of the Code. With respect to an Incentive Stock Option, if this Plan does not contain any provision required to be included herein under Section 422 of the Code (as the same shall be amended from time to time), such provision shall be deemed to be incorporated herein with the same force and effect as if such provision had been set out herein.  If any provision of the Plan is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision or any other jurisdiction, and the Plan shall be reformed, construed and enforced in such jurisdiction so as to best give effect to the intent of the Company under the Plan.

Section 25.

Effect on Other Plans.  Participation in this Plan shall not affect an employee’s eligibility to participate in any other benefit or incentive plan of the Company or any Subsidiary and any Awards made pursuant to this Plan shall not be used in determining the benefits provided under any other plan of the Company or any Subsidiary unless specifically provided.

Section 26.

Effective Date of the Plan.  The Plan shall become effective on the Effective Date, subject to approval of the stockholders of the Company within twelve months after the Effective Date.

Section 27.

Governing Law.  This Plan and all agreements executed in connection with the Plan shall be governed by, and construed in accordance with, the laws of the State of Nevada, without regard to its conflicts of law doctrine.

Section 28.

Gender and Number.  Words denoting the masculine gender shall include the feminine gender, and words denoting the feminine gender shall include the masculine gender.  Words in the plural shall include the singular, and the singular shall include the plural.

Section 29.

Acceleration of Exercisability and Vesting.  The Committee shall have the power to accelerate the time at which an Award may first be exercised or the time during which an Award or any part thereof will vest in accordance with the Plan, notwithstanding the provisions in the Award stating the time at which it may first be exercised or the time during which it will vest.

Section 30.

Modification of Awards.  Within the limitations of the Plan and subject to Sections 22 and 35, the Committee may modify outstanding Awards or accept the cancellation of outstanding Awards for the granting of new Awards in substitution therefor.  Notwithstanding the preceding sentence, except for any adjustment described in Section 22 or 34, no modification of an Award shall, without the consent of the Participant, alter or impair any rights or obligations under any Award previously granted under the Plan in any material adverse way without the affected Participant’s consent.  For purposes of the preceding sentence, any modification to any of the following terms or conditions of an outstanding unexercised Award or grant shall be deemed to be a material modification: (i) the number of shares of Common Stock covered by such Award or grant, (ii) the exercise or other applicable price or Fair Market Value determination related to such Award or grant, (iii) the period of time within which the Award or grant vests and is exercisable and the terms and conditions of such vesting and exercise, (iv) the type of Award or Stock Option, and (v) the restrictions on transferability of the Award or grant and of any shares of Common Stock issued in connection with such Award or grant (including the Company’s right of repurchase, if any).

Section 31.

No Strict Construction.  No rule of strict construction shall be applied against the Company, the Committee, or any other person in the interpretation of any of the terms of the Plan, any agreement executed in connection with the Plan, any Award granted under the Plan, or any rule, regulation or procedure established by the Committee.

Section 32.

Successors.  This Plan is binding on and will inure to the benefit of any successor to the Company, whether by way of merger, consolidation, purchase, or otherwise.

Section 33.

Plan Provisions Control.  The terms of the Plan govern all Awards granted under the Plan, and in no event will the Committee have the power to grant any Award under the Plan which is contrary to any of the provisions of the Plan.  Notwithstanding the foregoing, to the extent the provisions of the Plan conflict with the terms and conditions of any written agreement between the Company and a Participant (including the vesting and settlement of any Awards upon termination of employment), the terms and conditions of such agreement shall control.

Section 34.

Headings.  The headings used in the Plan are for convenience only, do not constitute a part of the Plan, and shall not be deemed to limit, characterize, or affect in any way any provisions of the Plan, and all provisions of the Plan shall be construed as if no captions had been used in the Plan.

Section 35.

Change in Control.  In the event of a Change in Control, each Participant shall have the rights set forth in his individual Award agreement or such other rights as may be determined by the incumbent Board, in its sole discretion, prior to the Change in Control.

Section 36.

Compliance with Section 409A of the Code.  All Awards granted hereunder shall be granted in compliance with, or shall be structured to be exempt from, the provisions of Section 409A of the Code.  Notwithstanding anything to the contrary in the Plan, any and all Awards, payments, distributions, deferral elections, transactions and any other actions or arrangements made or entered into pursuant to the Plan shall remain subject at all times to compliance with the requirements of Section 409A of the Code.  If the Committee determines that an Award, payment, distribution, deferral election, transaction or any other action or arrangement contemplated by the provisions of the Plan would, if undertaken, cause a Participant to become subject to Section 409A of the Code, such Award, payment, distribution, deferral election, transaction or other action or arrangement shall not be undertaken and the related provisions of the Plan shall be deemed modified or, if necessary, rescinded in order to comply with the requirements of Section 409A of the Code to the extent determined by the Committee. Notwithstanding any provision of the Plan to the contrary, in the event that following the date an Award is granted the Committee determines that the Award may be subject to Section 409A of the Code and related U.S. Department of Treasury guidance (including such guidance as may be issued after the Effective Date), the Committee may adopt such amendments to the Plan and the applicable Award Agreement or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, including amendments or actions that would result in a reduction to the benefits payable under an Award, in each case, without the consent of the Participant, that the Committee determines are necessary or appropriate to (a) exempt the Award from Section 409A of the Code and/or preserve the intended tax treatment of the benefits provided with respect to the Award, or (b) comply with the requirements of Section 409A of the Code and related U.S. Department of

Treasury guidance and thereby avoid the application of any penalty taxes under such Section or mitigate any additional tax, interest and/or penalties or other adverse tax consequences that may apply under Section 409A of the Code if compliance is not practical. To the extent required in order to avoid the imposition of any interest and/or additional tax under Section 409A(a)(1)(B) of the Code, any payments or deliveries due upon the Participant’s “separation from service” within the meaning of Section 409A shall be delayed for six months if a Participant is deemed to be a “specified employee” as defined by Section 409A(a)(2)(i)(B) of the Code. Nothing in this Plan or in an Award agreement shall provide a basis for any person to take any action against the Company or any affiliate based on matters covered by Section 409A of the Code, including the tax treatment of any Awards, and neither the Company nor any affiliate will have any liability under any circumstances to the Participant or any other party if the Award that is intended to be exempt from, or compliant with, Section 409A of the Code, is not so exempt or compliant or for any action taken by the Committee with respect thereto.

Section 37.

Clawback/Recovery. All Awards granted under the Plan will be subject to recoupment in accordance with any clawback policy that the Company is required to adopt pursuant to the listing standards of any national securities exchange or association on which the Company’s securities are listed or as is otherwise required by the Dodd-Frank Wall Street Reform and Consumer Protection Act or other applicable laws.

CERTIFICATE

I, Len Walker, Secretary of Ironclad Encryption Corporation hereby certify that the attached document is a correct copy of the Ironclad Encryption Corporation 2017 Equity Incentive Plan, as effective January 6, 2017.

Dated this 15 day of August, 2017.

/s/  Len Walker

Secretary